Exhibit 23(a)


               CONSENT OF INDEPENDENT ACCOUNTANTS


The Board of Directors
Norfolk Southern Corporation:

We consent to incorporation by reference in the Registration
Statement pertaining to the Norfolk Southern Corporation Long-Term
Incentive Plan on Form S-8 of Norfolk Southern Corporation and subsidiaries of our report dated January 25, 2000, relating to the consolidated balance sheets of Norfolk Southern Corporation and subsidiaries as of December 31, 1999, and 1998, and the related consolidated statements of income, changes in stockholders' equity, and cash flows and the related consolidated financial statement schedule for each of the years in the three-year period ended December 31, 1999, which report appears in the December 31, 1999 Annual Report on Form 10-K of
Norfolk Southern Corporation and subsidiaries.



/s/ KPMG LLP
Norfolk, Virginia
January 25, 2001

                                                  Exhibit 23(b)


               CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to incorporation by reference in the Registration
Statement pertaining to the Norfolk Southern Corporation Long-Term
Incentive Plan on Form S-8 of Norfolk Southern Corporation and subsidiaries of our report dated February 11, 2000, relating to the consolidated balance sheet of Conrail Inc. and subsidiaries as of December 31, 1999, and the related consolidated statements of income, stockholders' equity and cash flows, for the year ended December 31, 1999, which report appears in the December 31, 1999 Annual Report on Form 10-K of Norfolk Southern Corporation and subsidiaries. The consolidated financial statements of Conrail, Inc. and subsidiaries as of December 31, 1998, and the related consolidated statements of income, stockholders' equity and cash flows for the two years then ended were audited by other auditors whose report thereon dated January 19, 1999, expressed an unqualified opinion on those statements.



/s/KPMG LLP                               /s/Ernst & Young LLP
Norfolk, Virginia
Richmond, Virginia

January 25, 2001                          January 25, 2001

                                                 Exhibit 23(c)


              CONSENT OF PRICEWATERHOUSECOOPERS LLP

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Norfolk Southern Corporation of our report dated January 19, 1999 relating to the consolidated financial statements of Conrail Inc. as of December
31, 1998 and for each of the two years in the period ended December 31, 1998, which appears in the Annual Report on Form 10-K of Norfolk Southern Corporation for the year ended December 31, 1999.


/s/ PRICEWATERHOUSECOOPERS LLP
PRICEWATERHOUSECOOPERS LLP
Philadelphia, PA
January 25, 2001